                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 1, 2000

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)


  Maryland                        1-10899                       13-2744380
------------------------         ------------------------      ------------------------
(State or other jurisdiction      (Commission File              (IRS Employer
  of incorporation                Number)                       Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                         11042-0020
------------------------                                       ------------------------
   (Address of principal                                        (zip code)
   executive offices)




                                  516/869-9000
                            ------------------------
                               Registrant's telephone,
                               including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if change since last report.)


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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 7.  Financial Statements and Exhibits

The items listed below are filed as exhibits and are incorporated by reference into the registration statements on Form S-3 and all amendments thereto (No. 333-61303).

Exhibits

      1(u) U.S. Underwriting Agreement, dated August 1, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P. and Kimco Realty Corporation.

      1(v) U.S. Terms Agreement, dated August 1, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P. and Kimco Realty Corporation.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Kimco Realty Corporation
                                          ------------------------
                                                Registrant

Date:  August 8, 2000


                                          By:  /s/ Michael V. Pappagallo
                                             ---------------------------
                                          Michael V. Pappagallo
                                          Chief Financial Officer